CLARITY FUND, INC.

SUPPLEMENT DATED JULY 16, 2012 TO PROSPECTUS DATED JULY 29, 2011

This Supplement is part of, and should be read in conjunction with, our prospectus dated July 29, 2011.  Capitalized terms have the same meaning as in the prospectus unless otherwise stated herein.

September 1, 2011 Supplement

EXAMPLE FEE TABLE

Fund Summary, page 3

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table below:

             1 year

           3 years

                          5 years

  10 years

$   179

$ 2,596

$5,927

$10,225